Exhibit 31.03

CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
AS REQUIRED BY SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002.

I, Jamie Iannone, certify that:

1.I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of eBay Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Jamie Iannone
Jamie Iannone
Chief Executive Officer
(Principal Executive Officer)

Date: May 12, 2023